UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 30, 2004
                                                --------------------------------

GS Mortgage Securities Corp. (as depositor under the Pooling and Servicing Agreement, dated as of March 1, 2004, relating to the GSAMP Trust 2004-FM2, Mortgage Pass-Through Certificates, Series 2004-FM2)
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             (Exact name of registrant as specified in its charter)

          Delaware                 333-100818-27                  13-6357101
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(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)

85 Broad Street, New York, New York                                     10004
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (212) 902-1000
                                                  ------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Item 5. Other Events.

            Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for GSAMP Trust 2004-FM2, Mortgage Pass-Through Certificates, Series 2004-FM2. On March 30, 2004, GS Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, HomEq Servicing Corporation, as servicer ("Servicer"), and Wells Fargo Bank, National Association, as trustee (the "Trustee"), of GSAMP Trust 2004-FM2, Mortgage Pass-Through Certificates, Series 2004-FM2 (the "Certificates"), issued in twelve classes. The Class A-1, Class A-2A, Class A-2B, Class A-3A, Class A-3B, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates, with an aggregate scheduled principal balance as of March 1, 2004 of $738,638,000 were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement dated as of March 24, 2004, by and between the Company and the Underwriter.

            Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit 4 Pooling and Servicing Agreement dated as of March 1, 2004 by and among GS Mortgage Securities Corp., as depositor, HomEq Servicing Corporation, as servicer, and Wells Fargo Bank, National Association, as trustee.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: April 12, 2004                    GS MORTGAGE SECURITIES CORP.


                                        By:   /s/ Howard Altarescu
                                           -------------------------------------
                                           Name:  Howard Altarescu
                                           Title: Vice President

                                INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K                                                    Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

4                       Pooling and Servicing Agreement,                (E)
                        dated as of March 1, 2004, by and
                        among GS Mortgage Securities Corp.,
                        as depositor, HomEq Servicing
                        Corporation, as servicer, and Wells
                        Fargo Bank, National Association, as
                        trustee.